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                                                                EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






          As independent public accounts, we hereby consent to the incorporation of our report included in this Form
          10-K, into the Company's previously filed
          Registration Statement File Nos. 33-31408, 33-50396,
          33-64504 and 33-65321.




                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP



          Grand Rapids, Michigan

  March 11, 1998














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